UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2021

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.700% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement

On June 22, 2021, FedEx Corporation’s (“FedEx”) wholly owned subsidiary Federal Express Corporation (“FedEx Express”) and The Boeing Company (“Boeing”) entered into Supplemental Agreement No. 16 (and related side letters) ( “Supplemental Agreement No. 16”) to Purchase Agreement No. 3712 dated as of December 14, 2011, between Boeing and FedEx Express related to Boeing 767-300 Freighter (“B767F”) aircraft.

In Supplemental Agreement No. 16, FedEx Express agreed to purchase 20 B767F aircraft by exercising 20 options. Two (2) of the additional B767F aircraft purchases are conditioned upon there being no event that causes FedEx Express or its employees not to be covered by the Railway Labor Act of 1926, as amended (“RLA”). Ten of the additional B767F aircraft will be delivered in fiscal 2024 and ten will be delivered in fiscal 2025. These aircraft will enable FedEx Express to continue to improve the efficiency and reliability of its aircraft fleet.

FedEx Express now has a total of 48 firm orders from Boeing for B767F aircraft scheduled for delivery during fiscal 2022 through fiscal 2025. Two (2) of the B767F orders are conditioned upon there being no event that causes FedEx Express or its employees not to be covered by the RLA. FedEx Express also has options to purchase an additional 50 B767F aircraft.

Supplemental Agreement No. 16 will be filed as an exhibit to FedEx’s quarterly report on Form 10-Q for the fiscal quarter ending August 31, 2021.

Certain statements in this Item 1.01 are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties described in our press releases and filings with the Securities and Exchange Commission.

SECTION 2. FINANCIAL INFORMATION.

Item 2.02.  Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx’s press release, dated June 24, 2021, announcing its financial results for the fiscal quarter and year ended May 31, 2021.

The information in this Item 2.02 and Exhibit 99.1 are being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2021, following his confirmation by the U.S. Senate to serve as the United States National Cyber Director on June 17, 2021, John C. “Chris” Inglis notified FedEx that he was resigning, effective June 21, 2021, from the FedEx Board of Directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of FedEx Corporation dated June 24, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: June 24, 2021	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of FedEx Corporation dated June 24, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

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